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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) September 3, 2003
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                                TEREX CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


           Delaware                        1-10702                34-1531521
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 (State or Other Jurisdiction            (Commission            (IRS Employer
       of Incorporation)                File Number)         Identification No.)



           500 Post Road East, Suite 320, Westport, Connecticut    06880
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            (Address of Principal Executive Offices)             (Zip Code)


        Registrant's telephone number, including area code (203) 222-7170
                                                            --------------


                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)



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Item 5. Other Events.

     On September 3, 2003, Terex Corporation (the "Company") issued a press release announcing that it has acquired a controlling interest in Tatra a.s., a manufacturer of on/off-road heavy-duty vehicles.

     A copy of this press release is included as Exhibit 99.1 to this Form 8-K.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits

     99.1 Press release of Terex Corporation issued on September 3, 2003.


                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  September 3, 2003


                                                    TEREX CORPORATION


                                                    By:  /s/ Eric I Cohen
                                                         Eric I Cohen
                                                         Senior Vice President





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